Exhibit 10.6

AMENDMENT NO. 1 TO THE

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This AMENDMENT NO. 1 effective this 19th day of October, 2015 (“AMENDMENT NO. 1 EFFECTIVE DATE”), to the Patent and Technology License Agreement between the Parties dated April 2, 2012 (“ORIGINAL LICENSE”), is made by and between the BOARD OF REGENTS (“BOARD”) of THE UNIVERSITY OF TEXAS SYSTEM (“SYSTEM”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (hereinafter “UTMDACC”), a member institution of SYSTEM, and INTERTECH BIO CORPORATION, a Texas corporation having a principal place of business located at 3910 Cypress Creek Parkway, Suite 100, Houston, Texas 77068 (“LICENSEE”). BOARD and LICENSEE may be referred to hereafter collectively as the “PARTIES.”

RECITALS

A.	BOARD and LICENSEE desire to amend the ORIGINAL LICENSE.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the PARTIES hereby agree to the following:

AMENDED TERMS

1.	Section 4.1(f) of the ORIGINAL LICENSE is deleted in its entirety and new Section 4.1(f) shall be substituted in its place, as follows:

4.1(f)   The following one-time milestone payments, regardless of whether the milestone is achieved by LICENSEE, a sublicensee or AFFILIATE:

(1)	Commencement of a PHASE II STUDY for a LICENSED PRODUCT: $200,000;

(2)	Commencement of a PHASE III STUDY for a LICENSED PRODUCT: $250,000;

(3)	Filing a NEW DRUG APPLICATION for a LICENSED PRODUCT: $400,000; and

(4)	Receipt of MARKET APPROVAL of a LICENSED PRODUCT: $500,000.

Each of the foregoing milestone payments shall be made by LICENSEE to UTMDACC (without invoice) within thirty (30) calendar days of achieving the milestone event and shall not reduce the amount of any other payment provided for in this ARTICLE IV. For purposes of this Section 4.1(f), “commencement” of a PHASE II or PHASE II STUDY shall be deemed to occur upon the administration of a LICENSED PRODUCT or placebo to the first patient enrolled in the PHASE II STUDY or PHASE III STUDY; and

2.	Section 4.5 of the ORIGINAL LICENSE is deleted in its entirety, and new Section 4.5 shall be substituted in its place, as follows:

4.5     All amounts payable hereunder by LICENSEE will be paid in United States funds without deductions for taxes, assessments, fees, or charges of any kind; provided, however, that if LICENSEE has used good faith, diligent efforts to seek all available exemptions from or reductions in withholding taxes to which BOARD and/or UTMDACC are entitled, then LICENSEE may deduct those withholding taxes LICENSEE is required by law to withhold from the amounts payable to UTMDACC. Checks are to be made payable to The University of Texas M. D. Anderson Cancer Center, and sent by United States mail to Box 4390, Houston, Texas 77210-4390, or by wire transfer to:

JPMorgan Chase Bank, N.A.

707 Travis

Houston, Texas 77002

SWIFT: __________ (for international wires only)

ABA ROUTING NO: __________ (for domestic wires)

ABA ROUTING NO: __________ (used for domestic ACH)

ACCOUNT NAME: Univ. of Texas M. D. Anderson Cancer Center Tech Commercialization

ACCOUNT NO.: __________

REFERENCE: include title and EFFECTIVE DATE of AGREEMENT and type of payment (e.g., license documentation fee, milestone payment, royalty [including applicable patent/application identified by MDA reference number and patent number or application serial number], or maintenance fee, etc.).

3.	Section 4.7 of the ORIGINAL LICENSE is deleted in its entirety.

4.	Section 6.1 of the ORIGINAL LICENSE is amended by inserting the following additional text at the end of Section 6.1:

Provided that (a) LICENSEE is not in breach or default of its obligations under this AGREEMENT, and (b) LICENSEE has made advance payment of anticipated patent expenses when requested by UTMDACC, then with respect to any patent application or patent under PATENT RIGHTS:

(i)          UTMDACC and LICENSEE shall confer in good faith regarding the filing of new applications, the prosecution of pending applications, and the maintenance and post-grant activities of issued patents;

(ii)          UTMDACC shall not abandon a patent application or patent under PATENT RIGHTS that is timely funded by LICENSEE so long as there is a bona fide basis, consistent with applicable laws, rules, and regulations, for continuing prosecution of the respective patent application or maintaining the respective patent, but the foregoing shall not prohibit UTMDACC from abandoning a patent application in favor of further prosecution via a related continuation or continuation in part application claiming priority to such abandoned application or from seeking reissue of a patent via a reissue proceeding for an issued patent; and

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(iii)          UTMDACC shall not refuse to file a patent application under PATENT RIGHTS that is timely funded and timely requested in writing by LICENSEE so long as there is a bona fide basis, consistent with applicable laws, rules, and regulations, for such filing.

5.	Section 10.1 of the ORIGINAL LICENSE is deleted in its entirety, and new Section 10.1 shall be substituted in its place, as follows:

10.1    LICENSEE will not use the name of (or the name of any employee of) UTMDACC, SYSTEM or BOARD in any advertising, promotional or sales literature, on its Web site, or for the purpose of raising capital without the advance express written consent of BOARD secured through:

The University of Texas

M. D. Anderson Cancer Center

Legal Services, Unit 1674

P.O. Box 301407

Houston, TX 77230-1407

Notwithstanding the above, LICENSEE may use the name of (or name of employee of) UTMDACC, SYSTEM or BOARD in routine business correspondence, or as needed in appropriate regulatory submissions without express written consent.

6.	Section 12.1 of the ORIGNAL LICENSE is deleted in its entirety, and new Section 12.1 is hereby substituted in its place, as follows:

12.1   Except in connection with the sale of all or substantially all of LICENSEE’s assets to a third party, this AGREEMENT may not be assigned by LICENSEE without the prior written consent of UTMDACC, which shall not be unreasonably withheld. Provided that LICENSEE promptly delivers to UTMDACC a true and correct copy of all Form S-1 and Form S-1/A registration statements for Moleculin Biotech, Inc., UTMDACC shall not unreasonably withhold consent to the assignment of this AGREEMENT by LICENSEE to Moleculin Biotech, Inc., a Delaware corporation.

7.	Section 13.2 of the ORIGINAL LICENSE is deleted in its entirety, and new Section 13.2 shall be substituted in its place, as follows:

13.2    BOARD or UTMDACC have the right to terminate this license if LICENSEE or its sublicensee(s) fail to achieve any of the following:

(a)     within one (1) year of the AMENDMENT NO.1 EFFECTIVE DATE, initiate a preclinical toxicology program for a LICENSED PRODUCT. As used in this Section 13.2(a), a preclinical toxicology program means an in vivo study designed and conducted to determine toxicity, metabolism, absorption, elimination and other pharmacological action and to support an INVESTIGATIONAL NEW DRUG APPLICATION and/or a NEW DRUG APPLICATION;

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(b)     within three (3) years of the AMENDMENT NO.1 EFFECTIVE DATE, file an INVESTIGATIONAL NEW DRUG APPLICATION with the FDA for a PHASE I STUDY for a LICENSED PRODUCT; and

(c)     within five (5) years of the AMENDMENT NO.1 EFFECTIVE DATE, commence a PHASE I STUDY for a LICENSED PRODUCT. As used in this Section 13.2(c), a PHASE I STUDY shall be deemed to commence upon the administration of a LICENSED PRODUCT or placebo to the first patient enrolled in the PHASE I STUDY.

8.	Section 15.2 of the ORIGINAL LICENSE is deleted in its entirety, and new Section 15.2 shall be substituted in its place, as follows:

15.2    Any notice required by this AGREEMENT must be given by prepaid, first class mail, and addressed in the case of UTMDACC to:

The University of Texas M. D. Anderson Cancer Center

Office of Technology Commercialization,

Unit 1669

PO Box 301407

Houston, Texas 77230-1407

ATTENTION: Ferran Prat, J.D., Ph.D.

or in the case of LICENSEE to:

Intertech Bio Corporation

3910 Cypress Creek Parkway

Suite 100

Houston, TX 77068

ATTENTION: Donald Picker, Chief Executive Officer

or other addresses as may be given from time to time under the terms of this notice provision.

9.	This AMENDMENT NO. 1 is an integral part of the ORIGINAL LICENSE and shall become effective as of the AMENDMENT NO. 1 EFFECTIVE DATE, and the ORIGINAL LICENSE shall be amended as set forth herein. The PARTIES acknowledge and agree that, except as set forth in this AMENDMENT NO. 1, the terms and conditions of the ORIGINAL LICENSE shall remain in full force and effect.

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IN WITNESS WHEREOF, the PARTIES hereto have caused their duly authorized representatives to execute this AMENDMENT NO. 1.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER		INTERTECH BIO CORPORATION

By	/s/ Dan Fontaine	By	/s/ Donald Picker
Dan Fontaine
	Executive VP, Administration	Printed Name:	Donald Picker
The University of Texas
	M. D. Anderson Cancer Center	Title:	CEO

Date:	10/19/2015	Date:	10/14/2015

Approved as to Content:

By	/s/ Ferran Prat
Ferran Prat, J.D., Ph.D.
Vice President, Strategic Industry Ventures
M. D. Anderson Cancer Center

Date:	10/16/2015

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